AMENDMENT TO JOINT RESEARCH AGREEMENT

DAIICHI PHARMACEUTICAL CO., LTD., a corporation organized and existing under the laws of Japan, and having its registered office at 14-10, Nihonbashi 3-chome, Chuo-Ku, Tokyo, Japan (hereinafter called "DAIICHI") and MICROCIDE PHARMACEUTICALS, INC. a corporation organized and existing under the laws of California, and having its registered office at 850 Maude Avenue, Mountain View, CA 94043, U.S.A. (hereinafter called "MPI") hereby amend that certain Joint Research Agreement they entered into as of November 6, 1995, and, its supplement they entered into as of March 25, 1998 (hereinafter called "Supplement") (hereinafter collectively called "JRA").

                                   WITNESSETH

         WHEREAS, MPI has carried out research in the field of bacterial efflux pump inhibitors ("EPIs") ; and

         WHEREAS, DAIICHI has engaged in the pharmaceutical business including the specialties based on the fluoro-quinolone chemical compounds; and

         WHEREAS, DAIICHI and MPI agreed to jointly carry out research in finding pharmaceutical candidates in the field of bacterial EPIs and entered into the JRA to establish their joint effort; and

         WHEREAS, MPI and DAIICHI have conducted the Research Program (as defined in the JRA) in the field of bacterial efflux pump inhibitors pursuant to the JRA; and

         WHEREAS, as of the conclusion of the Research Period (as defined in the JRA) on March 31, 1999, DAIICHI has [*] (as that term is defined in the JRA) with respect to any compounds identified during the course of the Research Program, although DAIICHI and MPI have identified [*] Compunds (as defined hereinafter) as Collaboration Compunds (as defined in the JRA); and

         WHEREAS, both DAIICHI and MPI wish to continue their respective efforts in the area of bacterial EPIs pursuant to the terms outlined below;

         NOW, THEREFORE, for and in consideration of the premises and covenants contained herein and pursuant to Article 15 of the JRA, DAIICHI and MPI agree to amend the JRA as follows:

         1. Section 1.2 is hereby deleted and replaced in its entirety with the following: "The term "Field" means the discovery, development, manufacture, sale and/or use of compounds which inhibit efflux-pumps in Pseudomonas aeruginosa which confer resistance to [*] antibiotics effluxed [*] P. aeruginosa."


[*] Confidential Treatment Requested

         2. Section 1.11 is hereby deleted and replaced in its entirety with the following: "The term "Collaboration Compound" means any composition of matter which is discovered, identified, or first synthesized by MPI and/or DAIICHI in the course of performing research specifically directed at discovery or development of product within the Field during the Research Period [*], and which in each case meets the Criteria (as hereinafter defined) in testing performed prior to March 31, 2000. For the purpose of the definition of Collaboration Compound, "Criteria" means: [*] in P. aeruginosa strains [*], or [*] in P. aeruginosa strains [*]."

         3. Subsection (i) in the first sentence of Section 1.12 is hereby deleted and replaced with the following: "is derived from a Collaboration Compound and synthesized in the course of performing the Research Program prior to the end of the Research Period, but which fails to satisfy the Criteria in
                  Section 1.11 herein, or."

         4. Section 1.12 is hereby amended by deleting the remainder of Subsection (ii) in the first sentence after "or pending application" and replacing it with the following: "as of March 31, 2000."

         5. Section 1.13 is hereby amended by replacing "the first day of the second year of the Independent Research Period" with [*].

         6. Section 1.15 is hereby amended by deleting the remainder of the second sentence after "within the Field" and replacing it with the following: "during the period beginning with the end of the Research Period and ending on March 31, 2000."

         7. Section 1.15 is further amended by adding the following at the end of the Section: "The parties represent and warrant that, as of the date of this Amendment, the only Joint Patents and applications for Joint Patents are those shown in Exhibit A hereto. The parties further represent and warrant that, as of the date of this Amendment, the only chemical genera claimed and disclosed in the Joint Patents are those shown in Exhibit A hereto."

         8. Article 2 is hereby amended by adding a new Section 2.3 as follows: " 2.3 In order for MPI to conduct certain scientific investigations as mutually agreed with DAIICHI as mentioned in
                  Section 10.7 (a), DAIICHI hereby grants MPI the nonexclusive license under the Daiichi Patent, Joint Patent, Joint Information and Daiichi Information to conduct research within the Field during the Independent Research Period."

         9. Section 4.8 is hereby amended by inserting the following after "within the Field," in the third line: "and to disclose DAIICHI Information regarding the broad-spectrum efflux pump inhibitors [*] during the Independent Research Period.

         10. Section 4.8 is hereby further amended by inserting the following after "DAIICHI Information" in the last line: "and MPI providing DAIICHI with one comprehensive data package in advance of any such disclosure(s), which describes any and all data which may be disclosed to such third parties by MPI."

[*] Confidential Treatment Requested

         11. Section 4.8 is hereby further amended by adding the following at the end of Section: "Notwithstanding the foregoing, MPI shall not, however, disclose any information on the compounds [*] to any third party."

         12. Section 4.9 is hereby amended by deleting the first three sentences in their entirety and replacing them with the following: "The parties shall finally confirm in writing whether any compound generated by the Research Program qualifies as a Collaboration Compound until March 31, 2000."

         13. Section 6.1 is hereby amended by inserting the following as the second sentence in the Section: [*].

         14. Section 6.1 is hereby further amended by adding the following sentence at the end of the Section: "However, if MPI discloses a [*] Collaboration Compound to DAIICHI pursuant to this JRA, and DAIICHI does not exercise its option under this Section within ninety (90) days of such disclosure, the DAIICHI option for Stage III with respect to such Compound will terminate."

         15.      Section 8.2(a) is hereby deleted in its entirety.

         16.      Section 8.2(c) is hereby deleted in its entirety.

         17. Section 8.5(c) is hereby amended by deleting the last sentence in its entirety.

         18. The second sentence of Section 10.2 is hereby deleted and replaced in its entirety with: "MPI shall provide semi-annual progress reports to DAIICHI regarding the MPI Independent Research (as defined hereinafter), if any. In the case of MPI Independent Research involving [*] Compounds [*], MPI will use its reasonable efforts to include in such reports information on such compounds to DAIICHI consistent with the foregoing. However, DAIICHI agrees that MPI's failure to secure such disclosure shall not constitute an immaterial or material breach of any covenant or obligation of this Agreement, either express or implied."

         19. Section 10.6(a) is hereby amended by deleting the last four lines of the Section following "Compound Criteria")" and replacing them with "as defined in Section 1.11 herein."

         20.      Article  10 is hereby  amended  by adding  the  following  new
                  Section 10.7:

                  10.7     MPI Independent Research.

                           (a) MPI may, by itself or jointly with third parties, conduct research during the Independent Research Period with respect to [*], compounds outside the Field (the "MPI Independent Research"). MPI shall also conduct, at its own expense, certain scientific investigations as mutually agreed with DAIICHI, primarily in the areas of microbiology and pharmacology, [*].


[*] Confidential Treatment Requested

                           (b) Neither MPI nor any of its third-party collaborators will perform research specifically directed at the discovery of efflux-pump inhibitors for use with [*] Pseudomonas aeruginosa during the Independent Research Period.

                           (c) For purposes of this Section 10.7, "MPI Class II Compounds" means [*] Compounds that meet the Criteria in Section 1.11 and directly result from a joint research effort between MPI and a third party during the Independent Research Period specifically directed at the discovery of EPIs for use outside the Field. MPI Class II Compounds shall be subject to the same provisions of this Agreement as are MPI Compounds, except that MPI need not disclose information on such Compounds to DAIICHI until the stage at which GLP-pre-clinical toxicology has begun.

                           (d)  Notwithstanding  the  provision of Section 13.1,
                           MPI may disclose MPI Information and Joint Information to third-parties [*] with whom it collaborates during the Independent Research Period, except for information pertaining to [*], provided that MPI shall provide DAIICHI with one comprehensive data package in advance of any such disclosure(s), which describes any and all data which may be disclosed to such third-parties by MPI, and such third parties enter into confidentiality agreements which provide substantially the same level of
                           protection  of   information  as  the  provisions  of
                           Article 13.


         21. The first sentence of Section 12.2 is hereby amended by deleting "8.2(c)" from the first line.

         22. Section 13.1 is hereby amended by inserting the following after "data" in the second line: ", in each case".

         23. Section 20.2 is hereby amended by deleting "8.2(c) or" from the second, sixth, seventh, sixteenth, twenty-second, and twenty-fourth lines, and by deleting "Other Compound or" from the second, sixth, and sixteenth lines, of that Section.

         24.      Exhibit B is hereby deleted in its entirety.

         25. Section 1.2 of Exhibit D is hereby deleted and replaced in its entirety with the following: "The term "Field" means the discovery, development, manufacture, sale and/or use of compounds which inhibit efflux-pumps in Pseudomonas aeruginosa [*] by P. aeruginosa."

         26. Section 1.6 of Exhibit D is hereby deleted and replaced in its entirety with the following: "The term "Collaboration Compound" means any composition of matter which is discovered, identified, or first synthesized by MPI and/or DAIICHI in the course of performing research specifically directed at discovery or development of product within the Field during the Research Period [*], and which in each case meets the Criteria (as hereinafter defined) in testing performed prior to March 31, 2000. For the purpose of the definition of Collaboration Compound, "Criteria" means [*], in P. aeruginosa [*] in P. aeruginosa [*]."

[*] Confidential Treatment Requested

         27. Subsection (i) in the first sentence of Section 1.7 of Exhibit D is hereby deleted and replaced with the following: "is derived from a Collaboration Compound and synthesized in the course of performing the Research Program prior to the end of the Research Period, but which fails to satisfy the Criteria in Section 1.11 herein, or."

         28. Section 1.7 of Exhibit D is hereby amended by deleting the remainder of Subsection (ii) in the first sentence after "or pending application" and replacing it with the following: "as of March 31, 2000."

         29. Section 1.8 of Exhibit D is hereby amended by replacing "the first day of the second year of the Independent Research Period" [*]

         30. Section 1.10 of Exhibit D is hereby amended by deleting the remainder of the second sentence after "within the Field" and replacing it with the following: "after the end of the Research Period and until March 31, 2000."

         31. Section 1.10 of Exhibit D is further amended by adding the following at the end of the Section: "The parties represent and warrant that, as of the date of this Amendment, the only Joint Patents and applications for Joint Patents are those shown in Exhibit A hereto. The parties further represent and warrant that, as of the date of this Amendment, the only chemical genera claimed and disclosed in the Joint Patents are those shown in Exhibit A hereto."

         32.      Section 2.7 of Exhibit D is hereby deleted in its entirety.

         33. Section 5.1(a) of Exhibit D is hereby deleted in its entirety and replaced with the following: "During the term of this Agreement prior to the third anniversary after the end of the Research Period, MPI shall not (i) grant to any third party a license, under the Licensed Patent, Joint Patent or any other MPI composition of matter patent and patent application to commercialize any MPI Compound or MPI Class II Compound (both as hereinafter defined) and Other Compound for use within the Field. Except as set forth in paragraph 5.1 (b) below, during the term of this Agreement MPI shall not grant to any third party a right or license to sell an MPI Compound for use within the Field. "MPI Compound" means compounds, other than a Collaboration Compound or Other Compound, that are discovered, identified, or first synthesized by or on behalf of MPI in the course of performing the research specifically directed, at the time the right or license is granted, at the Field and which meet the Criteria defined in Section 1.6 herein. "MPI Class II Compounds" means [*] Compounds [*] that meet the Criteria in Section 1.6 and directly result from a joint research effort between MPI and a third party during the Independent Research Period specifically directed at the discovery of EPIs for use outside the Field. MPI Class II Compounds shall be subject to the same provisions of this Agreement as are MPI Compounds, except that MPI need not disclose information on such Compounds to DAIICHI until the stage at which GLP-pre-clinical toxicology has begun."

[*] Confidential Treatment Requested

         34. Section 8.1 is hereby amended by inserting the following after "data" in the first line: ",in each case".

         35.      Exhibit B to Exhibit D is hereby deleted in its entirety.

         36.      Supplement 2 of SUPPLEMENT is hereby deleted in its entirety.


SIGNATURES AND AGREEMENT

         THIS AMENDMENT AND THE JRA AS AMENDED BY THIS AMENDMENT SETS FORTH THE ENTIRE AGREEMENT AND UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND SUPERSEDES ALL PRIOR DISCUSSIONS, AGREEMENTS AND WRITINGS IN RELATION THERETO. ALL MATERIAL REPRESENTATIONS AND WARRANTIES ON WHICH THE PARTIES HAVE RELIED IN CONNECTION WITH THE NEGOTIATION OF THIS AMENDMENT, IF ANY, ARE STATED EXPRESSLY IN THIS AMENDMENT.

         Except as stated in this Amendment, all other elements of the original JRA and Exhibits remain unchanged.

         This Amendment may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

         IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  their  duly
authorized representatives to execute this Agreement.

DAIICHI PHARMACEUTICAL CO., LTD.          MICROCIDE PHARMACEUTICALS, INC.

By:  /s/ Kiyoshi Morita                   By:  /s/ James E. Rurka
     ---------------------------               --------------------------

Name:  Kiyoshi Morita                     Name:  James E. Rurka

Title:  President                         Title:  President and CEO

Date:  February 4, 2000                   Date:  January 7, 2000

                                    Exhibit A

                                 "Joint Patent"

The following is a listing of patent applications filed by both of Daiichi Pharmaceutical, Co., Ltd. and Microcide Pharmaceuticals, Inc. relating bacterial efflux pump inhibitors.

The inventors are under duty to assign their rights to the invention to the companies above.

1.       Efflux Pump Inhibitors
         U.S. Serial No.: [*]
         Filed - [*]
         Inventors:  [*]

2.       Efflux Pump Inhibtors
         U.S. Serial No.: [*]
         Filed - [*]
         Inventors:  [*]

[*] Confidential Treatment Requested